UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): May 5, 2005

                             AGU Entertainment Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          005-79752                                      84-1557072
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   (Commission File Number)                   (IRS Employer Identification No.)


  3200 West Oakland Park Blvd., Lauderdale Lakes, Florida         33311
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         (Address of Principal Executive Offices)               (Zip Code)

                                 (954) 714-8100
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Forward-Looking Statements

         This document may include a number of "forward-looking statements" as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance and include statements regarding management's intent, belief or current expectations, which are based upon assumptions about future conditions that may prove to be inaccurate. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, involve risk and uncertainties, and that as a result, actual results may differ materially from those contemplated by such forward-looking statements. Such risks include, among other things, the volatile and competitive markets in which we operate, our limited operating history, our limited financial resources, our ability to manage our growth and the lack of an established trading market for our securities. When considering forward-looking statements, readers are urged to carefully review and consider the various disclosures, including risk factors and their cautionary statements, made by us in this document and in our reports filed with the Securities and Exchange Commission.

Item 1.01 Entry into a Material Definitive Agreement.

           On May 5, 2005, AGU Entertainment Corp. (the "Company") and its subsidiaries entered into a settlement and mutual release agreement, effective as of April 15, 2005 (the "Settlement Agreement"), with Ned Siegel, Neil Strum and Strum Brothers Investment, LLC (the "Settlement Parties"). The Settlement Agreement is related to an obligation that AGU Music, Inc., one of the Company's subsidiaries, assumed on March 3, 2004 and the Company guaranteed to repay $350,000 of notes payable to Ned Siegel and Neil Strum in connection with the assumption of a distribution agreement and assignment of certain assets of Pyramid Music Group, Inc. The notes have an annual interest rate of 8%. Payments on the notes commenced in March 2004, and the balance due on December 31, 2004 was approximately $331,000. The terms of the notes require monthly payments of principal and interest. The Company has not made the required monthly payments since June 2004.

           Pursuant to the terms of the Settlement Agreement, (1) upon the Company's closing of a capital raising of at least $250,000, the Company must pay all the principal and interest due under the notes for the period January through April, 2005 in the amount of approximately $36,000 to the Settlement Parties; (2) all principal payments due prior to January 2005 that have not been made in accordance with the terms of the notes are deferred and payable at the end of the term of the notes; (3) the Company agreed to issue 500,000 restricted shares of its common stock to the Settlement Parties; (4) the Company and the Settlement Parties agreed to cancel the old notes, which had an outstanding balance due of approximately $331,000, and enter into new notes with the same terms and conditions as the old notes, except that the new notes have a beginning principal balance of $331,240 and require, in addition to the monthly payment of approximately $8,500, the repayment of principal in the amount of $50,000 for every $1,000,000 in equity capital raised by the Company; and (5) the promissory notes of Ned Siegel and Neil Strum in the aggregate amount of $64,000 are amended to have the same term and acceleration provisions as other promissory notes issued by the Company. The Settlement Parties also waived all past defaults on the notes and released the Company from any claims they have arising out of the Company's past defaults. Pursuant to the terms of the Settlement Agreement, the Company and the Settlement Parties also agreed to release each other from any and all claims arising from the allocation of the Settlement Parties' ownership interest in the Company.

           The Settlement Parties are principal stockholders of the Company, owning approximately 14.2% of the Company's outstanding common stock.

           Reference is made to the Company's Annual Report for the fiscal year ended December 31, 2004 on Form 10-KSB filed with the Securities and Exchange Commission on March 31, 2005 for additional information regarding the notes and promissory notes. The foregoing brief summary of the Settlement Agreement is not intended to be complete and is qualified in its entirety by reference to the Settlement Agreement, which is attached hereto as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

           See the disclosure contained in Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

           The Company issued 500,000 shares of restricted common stock in connection with the matter described above. See the disclosure contained in Item
1.01 above. The Company maintains that the issuances of these securities were exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder as transactions by an issuer not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits.

            10.1  Settlement and Mutual Release Agreement effective April 15,
                  2005.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 11, 2005                          AGU ENTERTAINMENT CORP.


                                               By:  /s/ John W. Poling
                                                  -----------------------
                                               Name: John W. Poling
                                               Title:  Chief Financial Officer